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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  April 1, 2003


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


        Delaware                  1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)               (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation (AMR) is filing herewith a press release issued on April 1, 2003 by American Airlines, Inc. (American, a wholly owned subsidiary of AMR) as Exhibit 99.1 which is included herein. This press release was issued to announce that American will be relying on the grace periods included in certain of its debt and lease obligations while it continues negotiating restructuring agreements with its various stakeholders.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release


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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 1, 2003

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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


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                                                  Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


                FOR RELEASE: Tuesday, April 1, 2003


    AMERICAN AIRLINES WILL USE GRACE PERIODS FOR CERTAIN DEBTS


     FORT WORTH, Texas - American Airlines announced today that in light of its precarious financial condition it will be relying on the grace periods included in certain of its debt and lease

obligations while it continues negotiating restructuring agreements with its various stakeholders.

     The company reached significant tentative agreements with its three organized labor unions yesterday, a major step forward in achieving the company's continued preference for a consensual solution to its financial restructuring.

     Still, American's financial condition is weak and its

prospects remain uncertain.  Not only must American Airlines secure ratification of its new union agreements, but the company

absolutely must secure meaningful concessions from its vendors,

lessors and suppliers.


                          - more -

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American Uses Grace Period
April 1, 2003
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     Given the impact of the continuing war in Iraq and the weak economic conditions that are negatively impacting both American and the industry, the days ahead will be difficult and the success of our joint efforts is not yet assured.  However, the company remains optimistic that with meaningful cooperation from all parties involved in the consensual restructuring process, American's ability to succeed in these challenging times is significantly improved.



Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document and in documents incorporated herein by reference, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2001.

                                ###

  Current AMR Corp. press releases can be found on the Internet.
               The address is http://www.amrcorp.com